SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2001

                                 Cox Radio, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                               1-12187 58-1620022
                        ------------- -------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
               ------------------------------------ -------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

This Current Report on Form 8-K is being filed by Cox Radio, Inc. to incorporate by reference certain documents into Cox Radio's registration statement on Form S-3 (Registration No. 333-35398) in connection with the sale by Cox Radio on February 15, 2001 of $250,000,000 aggregate principal amount of its 6.625% Senior Notes due 2006 (the "Senior Notes"). The Underwriting Agreement and the form of global note for the Senior Notes with respect to this offering are being filed as exhibits to this report.


Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                    1.1 Underwriting Agreement, dated as of February 12, 2001, by and among Cox Radio, Inc., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Dresdner Kleinwort Benson North America LLC and First Union Securities, Inc.

                    4.1 Form of Global Note for Cox Radio's $250,000,000 aggregate principal amount of 6.625% Senior Notes due 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      COX RADIO, INC.

Dated:  February 16, 2001                   By:     /s/ Richard Jacobson
                                                    ----------------------------
                                                        Richard Jacobson
                                                        Treasurer